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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 19, 2003
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                        1-13692                  23-2787918
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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AmeriGas Partners, L.P.                                        Form 8-K
Page 2                                                         November 19, 2003


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            (99) Press Release of AmeriGas Partners, L.P. dated November 19,
2003, reporting its financial results for the fiscal quarter and year ended
September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 19, 2003, AmeriGas Propane, Inc., the general partner of
AmeriGas Partners, L.P. (the "Partnership") issued a press release announcing financial results for the Partnership for the fiscal quarter and year ended
September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERIGAS PARTNERS, L.P.
                                            By: AmeriGas Propane, Inc.,
                                                   its General Partner

                                            By:   /s/ Robert W. Krick
                                                 -------------------------------
                                                   Robert W. Krick, Treasurer

Date:  November 19, 2003


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                                  EXHIBIT INDEX

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
EXHIBIT NO.    DESCRIPTION
-----------    -----------
   99.         Press Release of AmeriGas Partners, L.P. dated November 19, 2003.